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                                                                   EXHIBIT 10.10

                       AMENDMENT NUMBER 2 TO THE AGREEMENT
                                      AMONG
                        PITTSBURGH HOME FINANCIAL CORP.,
                          PITTSBURGH HOME SAVINGS BANK
                                       AND
                                GREGORY G. MAXCY


         WHEREAS, Pittsburgh Home Financial Corp. (the "Corporation"), a Pennsylvania corporation, Pittsburgh Home Savings Bank, a Pennsylvania-chartered savings bank (the "Savings Bank") and Gregory G. Maxcy (the "Executive") entered into an Agreement dated July 21, 1997 in connection with his employment with the Corporation and the Savings Bank (together, the "Employers");

         WHEREAS, on April 23, 1998, the Employers and the Executive amended the Agreement to extend the term of employment under the Agreement from two years to three years;

         WHEREAS, the Employers desire to modify the termination provisions of the Agreement to increase the cash severance amount in accordance with the extension of the term of employment; and

         WHEREAS, Section 11 of the Agreement provides that no provisions of the Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employers to sign on their behalf.

         NOW, THEREFORE, BE IT RESOLVED, in consideration of the mutual covenants herein set forth, the Employers and the Executive do hereby agree that
Section 5(c) of the Agreement is modified to read as set forth below:

                  (c) In the event that (i) Executive's employment is terminated by the Employers for other than Cause, Disability, Retirement or the Executive's death, or (ii) such employment is terminated by the Executive (a) due to a material breach of this Agreement by the Employers, which breach has not been cured within fifteen (15) days after a written notice of non-compliance has been given by the Executive to the Employers, or (b) for Good Reason, then the Employers shall:

                           (A) pay to the Executive, in thirty-six (36) equal
                  monthly installments beginning with the first business day of the month following the Date of Termination, a cash severance amount equal to three (3) times the Executive's Base Salary, and

                           (B)maintain and provide for a period ending at the
                  earlier of (i) the expiration of the remaining term of employment pursuant hereto prior to


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                  the Notice of Termination or (ii) the date of the Executive's full-time employment by another employer (provided that the Executive is entitled under the terms of such employment to benefits substantially similar to those described in this subparagraph (B)), at no additional cost to the Executive beyond that which the Executive is responsible for prior to the Date of Termination, the Executive's continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination (other than stock option and restricted stock plans of the Employers), provided that in the event that the Executive's participation in any plan, program or arrangement as provided in this subparagraph (B) is barred, or during such period any such plan, program or arrangement is discontinued or the benefits thereunder are materially reduced, the Employers shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans, programs and arrangements immediately prior to the Date of Termination.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment Number 2 to the Agreement as of this 25th day of June 1998.

                                 PITTSBURGH HOME FINANCIAL CORP.
Attest:

                                 By:     /s/ J. Ardie Dillen
                                         ---------------------------------------
/s/ Michael J. Kirk                      J. Ardie Dillen
---------------------------
Michael J. Kirk, Executive               Chairman, President and Chief Executive
Vice President and Chief                 Officer
Financial Officer

Witness
                                 PITTSBURGH HOME SAVINGS BANK
Attest:

                                 By:     /s/ J. Ardie Dillen
                                         ---------------------------------------
/s/ Jess B. Mellor                       J. Ardie Dillen
---------------------------
Jess B. Mellor, Secretary                Chairman, President and Chief Executive
                                         Officer

                                 EXECUTIVE

                                 By:     /s/ Gregory G. Maxcy
                                         ---------------------------------------
                                         Gregory G. Maxcy